Exhibit 99.1

Quarter ended September 3 0 , 2025 Results Lafayette Square USA, Inc.

2 Important Information [1] Forward - looking statements can be identiﬁed by the use of forward - looking terminology such as "may," "will," "should," "expect," "anticipate," "project," "estimate," "intend," "continue" or "believe" or the negatives thereof or other variations thereon or comparable terminology. This presentation is for informational purposes only and includes proprietary information of Lafayette Square Holding Company, LLC and its aﬃliates (collectively herein "Lafayette Square") . This document may not be copied, reproduced or disclosed (in whole or in part) to anyone without Lafayette Square's express written permission . This presentation does not constitute an offer to sell or the solicitation of an offer to purchase any securities of any fund managed by Lafayette Square . Any such offer or solicitation may be made only by means of the delivery of a conﬁdential private placement memorandum for Lafayette Square USA, Inc . (the "BDC"), which is managed by LS BDC Adviser, LLC ("LS Adviser") . This presentation should not be used as the sole basis for making a decision as to whether or not to invest in any fund or account managed by Lafayette Square . In making an investment decision, an investor must rely on their own examination of any such fund and the terms of the offering relating thereto . Contents of this presentation should not be construed as legal, tax, investment or other advice, or a recommendation to purchase or sell any particular security . There is no assurance that the BDC will achieve its investment objectives . An investor could lose all or substantially all of his, her or its investment . Statements included herein may constitute "forward - looking statements" 1 , which may relate to future events or our future performance or ﬁnancial condition of Lafayette Square . These statements are not guarantees of future results or ﬁnancial condition and involve a number of risks and uncertainties, including statements as to : our future operating results ; our business prospects and the prospects of our portfolio companies ; the effect of investments that we expect to make and the competition for those investments ; our contractual arrangements and relationships with third parties ; actual and potential conﬂicts of interest with LS Adviser, our investment adviser, and other aﬃliates of the BDC ; the dependence of our future success on the general economy and its effect on the industries in which we invest ; the ability of our portfolio companies to achieve their objectives ; the use of borrowed money to ﬁnance a portion of our investments ; the adequacy of our ﬁnancing sources and working capital ; and the timing of cash ﬂows, if any, from the operations of our portfolio companies . Due to various risks and uncertainties, actual events or results or actual performance results may differ materially from those reﬂected or contemplated in such forward - looking statements . As a result, you should not place undue reliance on such forward - looking statements . Other factors that could cause actual results to differ materially including : changes in the economy ; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters ; changes in political, economic or industry conditions, the interest rate environment or conditions affecting the ﬁnancial and capital markets, including future changes in laws or regulations and conditions in our operating areas ; the ability of LS Adviser to locate suitable investments for us and to monitor and administer our investments ; the ability of LS Adviser or its aﬃliates to attract and retain highly talented professionals ; our ability to qualify and maintain our qualiﬁcation as a regulated investment company and as a business development company ; general price and volume ﬂuctuations in the stock market ; the impact on our business of the Consumer Protection Act and the rules and regulations issued thereunder and any actions toward repeal thereof ; and the effect of changes to tax legislation and our tax position . Additional factors may be included from time to time in the ﬁlings of Lafayette Square with the Securities and Exchange Commission, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . Additionally, certain statements reﬂect estimates, predictions or opinions of Lafayette Square, which may change . There is no guarantee that these estimates, predictions or opinions will be realized . The information included in this presentation is based on information reasonably available to Lafayette Square as of the date hereof and does not purport to be complete . Lafayette Square does not undertake any duty to update the information set forth in this presentation, whether as a result of new information, future events or otherwise . Furthermore, the information included in this presentation has been obtained from sources that Lafayette Square believes to be reliable . However, these sources cannot be guaranteed as to their accuracy or completeness . No representation, warranty or undertaking, express or implied, is given as to the accuracy or completeness of the information contained herein by Lafayette Square, and no liability is accepted for the accuracy or completeness of any such information . In evaluation of prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that similar results will be achieve in the future . Lafayette Square seeks to improve the retention, well - being, and productivity of employees by connecting portfolio companies with third - party service providers that deliver workplace beneﬁts and/or advisory support ("Third - Party Solution Providers") through Lafayette Square’s aﬃliated Worker Solutions, LLC (“Worker Solutions®”) platform . Lafayette Square’s enhanced managerial assistance platform provided through access to our aﬃliated Worker Solutions® platform . Worker Solutions, LLC (“Worker Solutions®”) is a wholly owned Portfolio Company of LS BDC . Potomac x Lafayette Square is provided by Lafayette Square Technologies, LLC, a wholly owned Portfolio Company of LS BDC .

Highlights 3

Impact = Services + Capital

PROBLEM

Working-Class[1] people and places are overlooked by capital markets. Workers are struggling when it comes to job stability, compensation and benefits. Capital investments are not flowing to many middle market companies in Working-Class places.

44% Avg. annual national turnover for private companies.[2]	**68%** Workers living paycheck to paycheck[3]	**77%** Of lower wage workers do not participate in retirement benefits[4]	**6,900** BDC portfolio companies representing just 4% of the addressable middle market[5]	**82%** overlap in BDC portfolio holdings[6] (i.e., correlation):	**4 in 5** BDC portfolio companies located in high-income areas[5]

SOLUTION

In line with the BDC's investment objectives, Lafayette Square's performance seeks to produce tangible outcomes (measured by Potomac X Lafayette Square™) by combining enhanced managerial assistance for portfolio companies (via Worker Solutions®) with investments and conservative underwriting (through the **BDC**) in Working-Class communities.

The Lafayette Square Effect[7]	
Avg. Portfolio Co. Change since Initial Investment[8] as of September 30, 2025	
+2.0%	Retirement Benefits Participation
+9.8%	Healthcare Benefits Participation
+0.7%	Employee Turnover
Progress Towards Goal2030™[9] as of September 30, 2025	
57%	Share of Portfolio Supporting Working-Class Communities *(L.S. as lead agent)*
28,830	Total Jobs Supported
51%	Worker Solutions® Adoption *(L.S. as lead agent)*

=

Worker Solutions® Inputs[10]	
Cumulative Managerial Assistance Inputs as of September 30, 2025	
$297,412	Emergency Savings[11]
$126,930	Debt Prevented for Workers Through Zero-Interest Loans[12]
14	HR Policy Changes to Expand Benefits Access & Participation[13]
51	Workers Building Credit Scores[14]
52	1:1 Financial Coaching Sessions[15]

+

BDC Inputs	
Cumulative Capital Inputs as of September 30, 2025	
$944M	Total Assets
47	Portfolio Companies (47 as of Nov 1, 2025)
$19.1M	Portfolio Co. Weight. Avg. EBITDA
9.4%	Distribution Rate[16]
$63.1M	Distributions Declared *(since inception)*
$298,171	Incentives for Portfolio Co. for WS Adoption[17]
10.7%	Weighted Avg. Yield[18]

Note: Please refer to Slide 30 and 31 for accompanying Important Information regarding additional disclosures and sources. Past performance is not indicative of future results.

4

Portfolio Composition as of September 30, 2025

Portfolio Companies	Fair Value	Avg FMV/PortCo	First Lien Loans	Floating Rate Loans
47	$747.1M	$15.9M	88.7%	86.6%
Average EBITDA (Portfolio Weighted Average)	**Net Leverage** (Portfolio Weighted Average)	**Interest Coverage** (Portfolio Weighted Average)	**LTV** (Portfolio Weighted Average)	**Floating Spread** (Portfolio Weighted Average)
$19.1M	3.7x	2.6x	48.8%	6.6%
Weighted Average Duration (years) [1]	**Weighted Average # of Covenants**	**Watch listed Rate [2]**	**Non-Accrual Rate**	**FMV/Par**
3.5	2.3	2.1%	0.0%	99.2%

Weighted average calculation is based on the fair value of the Portfolio Company investments. Net leverage and LTV statistics include debt that is both senior and pari-passu to the tranche of debt owned by the investment vehicle.

Top 10 Portfolio Exposures (at fair value)



160 Driving Academy [4]
$40.7M (5.5%)
Best Friends Pet Care Holdings Inc
$40.0M (5.4%)
Ickler Electric Corporation
$39.5M (5.3%)
Direct Digital Holdings, LLC
$38.2M (5.1%)
Dance Nation Holdings LLC
$37.5M (5.0%)
Rotolo Consultants, Inc
$34.7M (4.6%)
Tyler Distribution Centers LLC Core
$32.0M (4.3%)
Capital Partners II-S LP Flatworld
$31.4M (4.2%)
Intermediate Corporation
$30.2M (4.0%)
Xpect Solutions, LLC
$29.7M (4.0%)

Top 10 Industry Exposures [3]



Commercial Services & Supplies
$69.0M (9.2%)
Specialized Consumer Services
$55.0M (7.4%)
Professional Services
$48.2M (6.5%)
Road & Rail
$40.7M (5.5%)
Trading Companies & Distributors
$39.5M (5.3%)
Media
$38.2M (5.1%)
Interactive Media & Services
$37.5M (5.0%)
IT Services
$35.3M (4.7%)
Transportation and Infrastructure
$32.0M (4.3%)
Diversified Financial Services
$31.4M (4.2%)

Portfolio by Region



Cascade
$17.6M
Great Lakes
$73.1M
Northeast
$9.9M
Empire
$216.4M
Four Corners
$0.0M
Far West
$145.0M
Mid-Atlantic
$122.1M
Southeast
$26.4M
Gulf Coast
$136.5M

Portfolio Build-Up Timeline



# of Portcos
FMV
2
2
2
5
9
11
12
19
22
26
29
34
42
45
47
$40.6M
$40.8M
$48.1M
$84.0M
$113.4M
$132.7M
$170.3M
$273.6M
$331.4M
$422.4M
$461.2M
$557.1M
$668.7M
$732.2M
$747.1M
2022 Q1
2022 Q2
2022 Q3
2022 Q4
2023 Q1
2023 Q2
2023 Q3
2023 Q4
2024 Q1
2024 Q2
2024 Q3
2024 Q4
2025 Q1
2025 Q2
2025 Q3

Note: Figures are based on latest Portfolio Company financial statements available to the Portfolio Company at period end. Past performance is not indicative of future results.

[1] Weighted Average Duration of Portfolio represents the time to reach maturity.

[2] A Portfolio Company is placed on a "watch list" when its rating is 4 or 5 on an investment rating scale of 1-5. Shown as percentage based on deal count.

[3] Based on GICS industry codes.

[4] 160 Driving Academy also known as Rock Gate Capital, LLC.

5

High Quality Portfolio 5.5% 5.5% 14.5% 13.1% 11.0% 4.6% 5.3% 85.5% 86.9% 89.0% 89.9% 89.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% 2024 Q3 2024 Q4 2025 Q1 2025 Q2 2025 Q3 By FMV Portfolio Performance Rating 18 4 3 2 6 Note: Please refer to Slide 31 for Important Information related to LS Adviser’s internal Investment Rating Scale. Past performance is not indicative of future results.

We source low - cost, long duration liabilities Sustainability Linked Revolver Investment Grade Rating 4.2% 5.1% 6.5% 8.1% 6.9% 7.1% 6.5% 7.2% 6.6% 6.1% 6.1% 6.1% 6.1% $- $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 $400,000 $450,000 $500,000 $550,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 SMBC - Subscription Line ING Revolver SBA-guaranteed debentures REPO Senior Notes Weighted-Average Cost of Debt U.S. Department of Agriculture U.S. Small Business Administration 7

Note: - Weighted Average Yield at amortized cost and fair value of the portfolio. Does not represent the total return to stockholders. - SOFR data source: https://www.cmegroup.com/market - data/cme - group - benchmark - administration/term - sofr.html - Weighted Average Cost of Debt is calculated as (a) the actual amount of interest expenses incurred on debt obligations divided by (b) the daily average of total debt obligations. Portfolio Economic Analysis of Interest Rates 8 Sep - 24 Dec - 24 Mar - 25 Jun - 25 Sep - 25 3.0% 2.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 11.1% 11.1% 11.4% 4.3% 4.3% 4.3% 6.6% 12.0% 11.8% 6.1% 6.1% 6.1% 9.4% 9.4% 10.7% 4.0% 4.6% 6.1% 8.9% 9.5% 8.9% Net Interest Margin 4.6%

$7,460 $7,853 $8,393 $8,503 $8,573 8.90% 8.90% 9.50% 9.40% 9.40% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% $- $2,000 $4,000 $6,000 $8,000 $10,000 Sep-24 Dec-24 Mar-25 Jun-25 Sep-25 Regular Distribution Distribution Rate Total Shares Total A mount (in 000s) Frequency Amount Per Share Payment Date Record Date Date Declared 8,615,541 30,168 $1,292 Quarterly $0.15 5/15/2023 4/21/2023 4/21/2023 8,645,710 29,859 $1,297 Quarterly $0.15 8/14/2023 6/23/2023 6/23/2023 13,068,112 53,904 $2,614 Quarterly $0.20 11/13/2023 9/29/2023 9/29/2023 13,122,016 81,573 $3,937 Quarterly $0.30 1/4/2024 12/12/2023 12/13/2023 21,584,341 140,901 $6,475 Quarterly $0.30 5/6/2024 3/22/2024 3/26/2024 22,458,336 147,220 $6,738 Quarterly $0.30 8/6/2024 6/25/2024 6/28/2024 23,797,438 164,271 $7,460 Quarterly $0.33 11/4/2024 9/24/2024 9/24/2024 23,979,881 182,443 $7,853 Quarterly $0.33 1/6/2025 12/26/2024 12/26/2024 24,293,039 197,026 $8,393 Quarterly $0.35 5/6/2025 3/25/2025 3/25/2025 24,494,827 201,788 $8,503 Quarterly $0.35 8/1/2025 6/27/2025 6/27/2025 26,398,004 205,205 $8,573 Quarterly $0.35 10/24/2025 9/26/2025 9/26/2025 Distributions Data [1] Past performance is not indicative of future results. [1] Subject to the discretion of and as determined by the Board of Directors, the BDC will authorize and declare ordinary cash distributions on a quarterly basis, based upon the earnings estimated by management. Net realized capital gains, if any, are distributed to shareholders at least annually, although the BDC can retain such capital gains for investment in its discretion. Common Stock and Distribution Information 9 Total DRIP Shares (in 000’s)

Book Value Per Share and Dividends Paid Per Share 16 $14.56 $14.60 $14.84 $14.76 $14.83 $14.85 $14.91 $14.89 $14.76 $14.81 $14.92 $14.95 $ 14.84 $0.05 $0.10 $0.15 $0.20 $0.25 $0.32 $0.39 $0.46 $0.15 $0.30 $0.50 $0.75 $1.00 $1.25 $1.53 $1.81 $2.09 $2.37 $2.65 $14.56 $14.60 $14.99 $15.06 $15.33 $15.65 $16.01 $16.29 $16.49 $16.87 $17.33 $17.71 $17.95 Net Asset Value Per Share Cumulative Supplemental Dividends Cumulative Base Dividends 10 Note: Please refer to Slide 31 for Important Information related to this information. Past performance is not indicative of future results.

Robust Balance Sheet and Liquidity profile $388,678 $65,000 $230,000 $244,982 $369,800 Balance Sheet as of September 30, 2025 ($ Thousands) Past performance is not indicative of future results. [1] As of October 30, 2025, the Portfolio Company increased commitments under its revolving credit facility with ING from $27 5 m illion to $300 million, providing an additional $25 million of committed capacity. $369.8 million Total Liquidity ▪ Cash and Cash Equivalents ▪ Undrawn Revolver ▪ Undrawn SBA Capacity ▪ Uncalled Commitments Term Debt ▪ ING Revolver ▪ SBA Debentures ▪ Senior Notes Net Assets ▪ $388.7 million • $944.4 million Total Assets • 10.7% Weighted Average Yield • 47 Investments • 6.1% Weighted Average Cost of Debt • SBA and USDA Licensed • Investment Grade Rating • 94% Institutional Investors 11

Liquidity Management [1] As of October 30, 2025, the BDC increased commitments under its revolving credit facility with ING from $275 million to $ 300 million, providing an additional $25 million of committed capacity. [2] Excludes annual charge. ING Revolving Credit Facility $275,000 [1] Size ING Group Admin Agent 7 Number of Investors 6/18/2028 Revolving Period / Maturity Date SOFR + 275 bps Interest Rate SBA Debentures $230,000 Size SBA Leverage Debentures Lender 2 Number of Funds 9/1/2034 - 9/1/2035 Maturity Date 495 bps Weighted Average Interest Rate [2] Senior Notes $65,000 Size Goldman Sachs Placement Agent 5 years Tenor 8/19/2030 Maturity Date 7% Fixed Coupon $275,000 $165,000 $65,000 $65,000 2028 2029 2030 2031-2033 2034 2035 STAGGERED, LONG - TERM DEBT MATURITIES ING SBA Senior Notes 5.8 Yrs WA Leverage Maturity 3.5 Yrs WA Asset Maturity $ Thousands 12

Enhanced Managerial Assistance Results 13

Enhanced Managerial Assistance

Lafayette Square's enhanced managerial assistance platform is designed to connect portfolio companies with enhanced benefits to improve recruitment, retention, and productivity through access to our affiliated Worker Solutions® platform. We support portfolio companies through:

- **Incentives**, including provider discounts negotiated on behalf of portfolio companies
- **Analytics** on human capital trends and benefits utilization
- **Services** for employers through vetted Third-Party Solution Providers
- **Consultation** for Portfolio Company management teams and HR leaders

Worker Solutions®

Financial Well-Being

- Matched savings
- Financial coaching
- Credit building through rent payments
- Micro-loans
- Student loan repayment
- Homebuyer assistance

Education & Training

- Inclusive hiring
- Workforce development
- Career pathway advice

Health

- Supplemental health care
- Mental health education
- Resource & benefit navigation

14

Trends in Working - Class Targeted Investments [ 9, 20 , 21 ] Please refer to Slide 30 and 31 for footnote references in the tables and charts above. 1958 Small Business Investment Act Goal 2030 9 : increase employment opportunities (by helping businesses create and/or retain 100,000 Working - Class jobs, and 150,000 jobs overall) Total Jobs [ 20 ] 28,830 Ÿ 11,452 ( 65%) YoY Total Working - Class Jobs 14,631 Ÿ 7,639 ( 109%) YoY Median In - Portfolio Worker Income LMI: $39.5K $ 2K ( 4.8%) YoY 1977 Community Reinvestment Act Goal2030 : invest at least 50% of our portfolio in borrowers who are either located in Working - Class communities or are substantial employers of Working - Class people Working - Class Areas or Substantial Employer Lead Agent Transactions All Transactions 55% of our portfolio (and 57 % of the transactions where we were lead agent) was invested in borrowers who were either located in Working - Class Areas or were Substantial Employers of Working - Class people. 14,631 Working - Class people employed out of a total of 28,830 employees. 57.0% of lead agent transactions were invested in borrowers who are either located in Working - Class communities or are substantial employers of Working - Class people. 15 National Median: $96.4K [21]

Expanding the Footprint of Worker Solutions® [22 – 24] Please refer to Slide 32 for footnote references in the tables and charts above. Q 3 2025 Workers Served has increased to 3,574 versus 2,480 in Q3 2024. A total of nine Third - Party Solution Providers and fourteen HR policy changes have been deployed across the portfolio . Workers Solutions ® has provided enhanced managerial assistance to companies and projects aﬃliated with our portfolio companies. This includes providing credit building services to one residential property where 726 tenants have enrolled in credit building services out of a total of 732 residents ( 99.2 % uptake). 16 Workers w/ Access to Services 1980 Small Business Investment Incentive Act Goal2030 : 50% borrowers adopting Third - Party Solution Providers or HR policy changes 6,538 Ÿ 1,993 (44%) YoY Total Workers Served 3,574 Ÿ 1,094 (44%) YoY Borrower Adoption Rate (since inception of the BDC ) Lead Agent Transactions All Transactions Q3 2024 50% Target Employee Turnover [22] Turnover rates are calculated by dividing the total number of voluntary and involuntary terminations for the period by the average number of employees who worked during or received pay for the same period. National turnover includes private employee data from the U.S. Bureau of Labor Statistics - Job Openings and Labor Turnover Survey for calendar year 2025. National value used is dated as of Q2 2025 due to the September 2025 turnover data from the U.S. Bureau of Labor Statistics' Job Openings and Labor Turnover Survey not being available at the time of data extraction on October 30, 2025. [24] Retirement Plan Participation National Average 11% National Average 12% National Average 45% National Average 53% National Average 45 % National Average 53% 11% 36% 42% 21% 39% 43%

Worker Solutions® Dashboard

Employee Work Locations of Lafayette Square Portfolio Companies


WA
MT
ND
MN
OR
ID
SD
WY
WI
MI
NY
ME
VT
NH
MA
NE
IA
PA
NJ
NV
UT
CO
IL
IN
OH
MD
DE
WV
VA
KS
MO
KY
CA
OK
TN
NC
AR
AZ
NM
SC
MS
AL
GA
TX
LA
FL
Portco Headquarters
LMI Census Tract
Non LMI Census Tract
Best Friends Pet Care Holdings, Inc.
Dance Nation Holdings LLC
C Speed LLC
Cafe Zupas, LLC
DartPoints Operating Company, LLC
Direct Digital Holdings, LLC
DRS Imaging Services LLC
3360 Frankford LLC
Flatworld Intermediate Corporation
IVM GK9 Holdings LLC
Ickler Electric Corporation
Ironhorse Purchaser, LLC
Liberty Lenwich Holdings LLC
M&S Acquisition Corporation
Med Learning Group, LLC
MSPB MSO, LLC
Port Jersey Logistics
160 Driving Academy
Rotolo Consultants, Inc.
Standard Real Estate Investments
Synergi, LLC
truCurrent LLC
LS Hospitality, LLC
Xpect Solutions, LLC
Zero Waste Recycling, LLC
Worker Solutions, LLC
Lafayette Square Technologies, LLC
Studio Lafayette, LLC

Solutions Deployed *by Portfolio Companies*

	HR Policy Changes	Impact Allies Deployed	Total
IVM GK9 Holdings LLC	3	2	5
Zero Waste Recycling LLC	0	1	1
Dance Nation Holdings LLC	3	0	3
Direct Digital Holdings, LLC	0	2	2
Standard Real Estate Investments LP	0	1	1
Rotolo Consultants, Inc.	0	1	1
LC Hospitality, LLC	3	0	3
Best Friends Pet Care Holdings, Inc.	0	1	1
160 Driving Academy	0	1	1
DRS Imaging Services LLC	0	2	2
Johnsoncomm LLC	2	0	2
Lafayette Square Technologies, LLC	0	1	1
Liberty Lenwich Holdings LLC	0	2	2
Port Jersey Logistics	0	1	1
Studio Lafayette, LLC	0	1	1
Synergi, LLC	0	1	1
truCurrent LLC	3	0	3
Worker Solutions, LLC	0	1	1
TOTAL	14	18	32

Solution Providers Deployed

Solution Provider	Portfolio Companies
Sunny Day Fund Solutions Inc.	5
ManifestHQ, Inc	3
medZERO, Inc.	2
HoneyBee	2
Vault	1
Neighborhood Trust Financial Partners	1
Multiply Mortgage	1
Esusu Financial Inc	1
Cantaloupe	1
Boom Pay, Inc.	1

Information as of September 30, 2025. Our current portfolio lends to businesses across a variety of sectors, with locations in nine of our ten Target Regions. The map illustrates (to the extent we have the information from portfolio companies) the location of Portfolio Company headquarters and where Portfolio Company employees work in comparison to LMI and non-LMI census tracts.

17

Recent Developments by Place 18 © 2025 Mapbox © OpenStreetMap LMI Tract LMI Non LMI NA Three new investments were made in Q3 2025 : Lafayette Square Technologies, LLC • Miami , FL Studio Lafayette, LLC • Miami, FL Truly Redlands LLC • Redlands, CA

Worker Solutions® Results

Portfolio Company	Cumulative Stepdown Savings[1] (as of September 30, 2025)	Third-Party Solutions/HR Policy Changes	Adoption Date[2]	Solution Name [3]	Type	Outputs	Worker Solutions® Intended Outcomes [4]
Portfolio Company #1	$27,740 ($52,317 from all sources)	Zero-interest emergency loans	Q3 2021	HoneyBee	Third-Party	79 employees (11% uptake)	Prevented debt
Portfolio Company #2	$42,859	Education benefits	Q1 2022	Summer	Third-Party	N/A	Increased savings Reduced debt
		One-on-one financial coaching	Q2 2022	TrustPlus	Third-Party	7 employees (9% uptake)	Improved credit Increased savings Reduced debt
Portfolio Company #3	$57,000 ($74,988 from all sources)	Emergency savings benefits	Q3 2023	Sunny Day Fund	Third-Party	67 employees (6% uptake)	Increased savings
Portfolio Company #4	$69,175 ($128,281 from all sources)	Credit-building through rent payments	Q2 2023	Boom	Third-Party	51 employees (8% uptake)	Improved credit
		Emergency savings benefits	Q4 2023	Sunny Day Fund	Third-Party	72 employees (11% uptake)	Increased savings
		HR policy changes - healthcare, retirement, and other	Q1 2023	HR Policy Change (3)	HR Policy Changes	-	Increased benefits participation
Portfolio Company #5	$28,283 ($61,440 from all sources)	Zero-interest emergency loans	Q4 2023	HoneyBee	Third-Party	59 employees (22% uptake)	Prevented debt
Portfolio Company #6	$4,602	Credit-building through rent payments for residents	Q1 2024	Esusu	Third-Party	726 tenants (99% uptake)	Improved credit
Portfolio Company #7	$17,003 ($20,582 from all sources)	HR policy changes - healthcare, retirement, and other	Q1 2024	HR Policy Change (3)	HR Policy Changes	-	Increased benefits participation
Portfolio Company #8	-	Emergency saving benefits	Q4 2024	Sunny Day Fund	Third-Party	79 workers (11% uptake)	Increased savings
Portfolio Company #9	$5,853	HR policy changes - healthcare, retirement, and other	Q3 2024	HR Policy Change (3)	HR Policy Changes	-	Increased benefits participation

[1] Cumulative Stepdown Savings refers to the total amount of savings a Portfolio Company has received. Savings amounts may differ based upon loan size, stepdown rate, number of solutions adopted and/or policies implemented, and do not account for any costs associated with services adopted and/or policies implemented.
[2] Adoption Date refers to the first time a Portfolio Company adopted services from Third-Party Solution Providers and/or implemented policy changes to existing workplace benefits. Companies may have adopted additional services and/or implemented policy changes at later dates.
[3] HR Policy Changes: The number in parentheses indicates the number of HR policy changes deployed by the Portfolio Company.
[4] Worker Solutions® Intended Outcomes refer to metrics reported to and/or measured by Lafayette Square.

19

Worker Solutions® Results

Portfolio Company	Cumulative Stepdown Savings[1] (as of September 30, 2025)	Third-Party Solutions/HR Policy Changes	Adoption Date[2]	Solution Name[3]	Type	Outputs	Worker Solutions® Intended Outcomes[4]
Portfolio Company #10	-	Retirement savings migration and consolidation	Q4 2024	Manifest	Third-Party	1 employee (25% uptake)	Increased retirement savings Reduced risk of early retirement withdrawals
Portfolio Company #11	$6,666 ($8,888 from all sources)	Retirement savings migration and consolidation	Q4 2024	Manifest	Third Party	N/A	Increased retirement savings Reduced risk of early retirement withdrawals
Portfolio Company #12	$9,783	HR policy changes - healthcare, retirement, and other	Q1 2025	HR Policy Change (2)	HR Policy Changes	-	Increased benefits participation
Portfolio Company #13	$10,726	HR policy changes - healthcare, retirement, and other	Q2 2024	HR Policy Change (3)	HR Policy Changes	-	Increased benefits participation
Portfolio Company #14	$10,988 ($13,699 from all sources)	Emergency savings benefits	Q2 2025	Sunny Day Fund	Third-Party	34 employees (12% uptake)	Increased savings
Portfolio Company #15	$5,679 ($13,841 from all sources)	Emergency savings benefit	Q2 2025	Sunny Day Fund	Third-Party	12 employees (10% uptake)	Increased savings
		Zero-interest loans for medical expenses	Q2 2025	medZERO, Inc.	Third-Party	6 employees (5% uptake)	Reduced debt
Portfolio Company #16	$1,814 ($2,811 from all sources)	Zero-interest loans for medical expenses	Q3 2024	medZERO, Inc.	Third-Party	N/A	Reduced debt
		Hiring and retention support	Q3 2025	Cantaloupe	Third-Party	N/A	Reduced time to hire Increased retention
Portfolio Company #17	-	Home-buying assistance	Q2 2025	Multiply Mortgage	Third-Party	N/A	Increased savings
Portfolio Company #18	-	Retirement savings migration and consolidation	Q2 2025	Manifest	Third-Party	N/A	Increased retirement savings
Total	**$298,171 ($450,671 from all sources)**			**32 (Total HR Policy Changes and Services Deployed)**			

[1] Cumulative Stepdown Savings refers to the total amount of savings a Portfolio Company has received. Savings amounts may differ based upon loan size, stepdown rate, number of solutions adopted and/or policies implemented, and do not account for any costs associated with services adopted and/or policies implemented.
[2] Adoption Date refers to the first time a Portfolio Company adopted services from Third-Party Solution Providers and/or implemented policy changes to existing workplace benefits. Companies may have adopted additional services and/or implemented policy changes at later dates.
[3] HR Policy Changes: The number in parentheses indicates the number of HR policy changes deployed by the Portfolio Company.
[4] Worker Solutions® Intended Outcomes refer to metrics reported to and/or measured by Lafayette Square.

20

Worker Solutions®: Third-Party Liquidity Solution Providers Engagement Snapshot[1]

Emergency Savings[2]:

$297,412 in emergency savings for Portfolio Company workers to address unexpected expenses and protect their retirement savings as of September 30, 2025.

- **$690** is the average savings balance per employee
- **$104** is the average contribution to emergency savings per paycheck among employees

Zero Interest Loans[3]:

$72,013 in zero-interest loans to Portfolio Company workers to manage their cash flow and avoid taking on high-interest debt as of September 30, 2025.

- **$216** is the average loan amount.
- Estimated **$126,930** in debt prevented by providing workers with an alternative to high-cost lending products. [4]

The top purposes cited by Portfolio Company workers for using no-cost assistance were:

- Emergency cash
- Car repairs
- Other expenses
- Assisting family

Lafayette Square currently does not receive any compensation for the recommendation to use Third-Party Solution Providers. However, we may offer portfolio companies a small stepdown on financing costs if they engage a Third-Party Solution Provider and/or adopt certain other designations (such as B-Corporation status) or human capital advice, and in some cases, will negotiate discounts for them on the services provided by Third-Party Solution Providers.

[1] Data as of September 30, 2025, provided by Third-Party Solution Providers and not part of the data Lafayette Square receives directly from its portfolio companies. This data reflects cumulative, all-time results from Third-Party Solution Providers for Lafayette Square portfolio companies through September 30, 2025.

[2] Cumulative savings through Third-Party Solution Provider, Sunny Day Fund, for 230 workers across four portfolio companies.

[3] Cumulative zero-interest loans through Third-Party Solution Provider, HoneyBee, from 146 workers across two portfolio companies

[4] Savings relative to high-cost lending products calculated by using the average payday loan APR (~400%), average Portfolio Company worker loan amount of $216, and an assumed 5-mouth repayment period (the average time it takes to repay payday loans.) https://www.incharge.org/debt-relief/how-payday-loans-work/

21

22 Financial Results

All data is as of September 30, 2025 . Past performance is not indicative of future results. Detailed Performance data as well as additional Portfolio & Balance Sheet data is available herein. [1] The per share data was derived by using the weighted average shares of common stock outstanding during the period. [2] On September 26, 2025, the Board of Directors of the BDC declared a regular distribution to stockholders in the amount of $0.28 per share and a supplemental distribution in the amount of $0.07 per share. In the aggregate, the regular distribution and supplemental distribution represents an annualized distribution rate of approximately 9.4%. Q 3 2025 Highlights 23 Funding Update Portfolio Update • Announcement of upsizing of commitments in the Revolving Credit Facility with ING Capital, LLC from $275 million to $300 million on October 30, 2025. • On August 19, 2025, Lafayette Square USA, Inc. entered into a Note Purchase Agreement governing the issuance of $65 million i n a ggregate principal amount of 7.00% Senior Notes to qualified institutional investors in a private placement. • On September 19, 2025, Lafayette Square USA, Inc. formed a wholly - owned subsidiary, LS RBIC LP, which has been licensed by the U SDA as a Rural Business Investment Company. Funding Update • Net Investment income per common share of $0.37. [1] • Earnings per share of $0.23. [1] • Net Asset Value per share of $14.84. • Total declared distributions of $0.35 per share for the quarter ended September 30, 2025 , representing an implied forward yield of 9.4%. [2] Performance Update • Quarter over Quarter total assets growth of $76.8 million in fair value for the quarter ended September 30, 2025. • 89.2% of the investments in our portfolio at Fair Value have an Internal Performance Rating of 2, with the remainder with an Internal Performance Rating of 3 and 4. Portfolio Update • Total available liquidity of $369.8 million. Balance Sheet Update

Quarter Ended Sep. 2025 June 2025 Mar. 2025 Dec. 2024 Sep. 2024 $0.37 $0.38 $0.36 $0.36 $0.33 Net investment income per share [1] Net Realized/Unrealized Gain (Loss) Per Share $(0.14) $0.00 $0.10 $0.03 $(0.13) Net realized/unrealized gain (loss) per share Earnings Per Share $0.23 $0.38 $0.46 $0.39 $0.20 Earnings per common share $(0.35) $(0.35) $(0.35) $(0.33) $(0.33) Dividends declared per share [2] $ 0.01 $ - $ - $(0.01) $ - Net c hanges from capital share activity $14.84 $14.95 $14.92 $14.81 $14.76 Net Asset Value Per Share Past performance is not indicative of future results. [1] N et Investment Income per share data was derived by using the weighted average shares outstanding during the period. [2] Distributions declared per share data reﬂects the actual amount of distributions declared during the period. Quarterly Financial Results 24

Note: Past performance is not indicative of future results. - The Per Share data was derived by using the weighted average shares of common stock outstanding during the period. - Please see the BDC’s November 6, 2025 Form 10 - Q ﬁling for more detailed information relating to investment income. NAV Per Share Bridge over Previous Quarter 25 $0.37 $(0.35) $ - $(0.14) $0.01 $14.84 $14.95 06/30/2025 NAV Net Investment Income Dividends Declared Net realized gains (losses) Net Change in Unrealized Gain (Loss) on Investments Net Changes from Capital Share Activity 9/30/2025 NAV $14.50 $14.60 $14.70 $14.80 $14.90 $15.00 $15.10 $15.20 $15.30 $15.40

Past performance is not indicative of future results. [1] Investment Fundings includes the impact of new fundings under new and existing commitments. [2] Exit and sales at par outstanding amounts. [3] Normal course investment activity. [4] Comprised of subordinated debt and second lien loans. [5] Based on the contractual interest rate at the time of funding. [6] Based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR and Prime. For v ari able rate loans that have a SOFR and Prime Rate Option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. Portfolio Highlights - New Originations 26 Jan, 9999 Jan, 9999 Quarter Ended Totals Since Inception Sep , 2025 June , 2025 Mar , 2024 Dec , 2024 Sep , 2024 Portfolio Funds (Dollars in 000s) $ 1,081,075 $ 27,804 $ 78,015 $ 227,572 $138,300 $ 17,859 New Investment Commitments $ 941,609 $ 49,187 $ 88,972 $ 186,248 $ 117,199 $ 43,687 Investment Fundings [1] ($ 159,498 ) ($ 28,352 ) ($ 21,856 ) ($ 70,046 ) $ (16,803) $ (1,553) Exit and Sales of investments [2] ( $ 29,244) ( $ 2,766) ($3,973) ($ 5,975 ) ($ 4,034 ) ($ 1,396) Utilizations [3] Asset Mix of New Investments 94. 14% 79.97% 85.80% 89.60% 94.90% 94.30 % Senior Secured 0.18% - - - - - Junior Debt [4] 5. 68% 20.03% 1 4.2 0% 10 . 40% 5. 1 0% 5. 70% Equity And Other Investments Portfolio Rotation - Debt Investments 11.0 5% 10. 7 9% 1 1.00% 10. 20% 10. 50% 1 0.30 % Wt. Avg. Rate On New Investments [5] S+6.6 6 % S+ 6.65 % S+7.21% S+6.42% S+6.45% S+6. 09 % Wt. Avg. Spread Over The Applicable Base Rate Of New Floating Rate Investments [6]

Quarterly Statements of Assets and Liabilities

(Dollar amounts in 000s, except share and per share data)	Quarter Ended				
	Sep, 2024	**Dec, 2024**	**Mar, 2025**	**June 2025**	**Sep, 2025**
Assets					
Investments, at fair value	$461,154	$557,087	$668,725	$732,215	$747,078
Cash and cash equivalents	$216,880	$202,452	$146,568	$119,319	$178,732
Deferred financing costs	$7,234	$8,575	$8,810	$9,592	$10,910
Interest receivables	$1,797	$1,848	$2,812	$3,653	$3,903
Other Assets	$1,214	$329	$665	$2,327	$3,215
Due from affiliate	$130	$260	$189	$438	$788
Total Assets	$688,409	$770,551	$827,769	$867,544	$944,381
Liabilities					
Secured borrowings	$147,000	$208,232	$249,482	$254,482	$244,982
SBA-guaranteed debentures	$165,005	$192,505	$202,500	$230,000	$230,000
Notes Payable	$ -	$ -	$ -	$ -	$65,000
Distributions payable	$7,460	$7,853	$8,393	$8,503	$8,573
Accounts payable and accrued expenses	$1,105	$649	$941	$760	$2,142
Management fee payable	$1,147	$1,375	$1,478	$1,585	$1,713
Incentive fee payable	$1,312	$1,578	$1,514	$1,620	$1,609
Interest and financing payable	$789	$3,044	$1,299	$4,686	$1,389
Due to affiliate	$97	$221	$453	$744	$241
Income tax payable	$156	$171	$800	$564	$54
Deferred revenue payable	$4,404	$2,517	$1,336	$1,505	$ -
Reverse repurchase agreement	$10,996	$ -	$ -	$ -	$ -
Total Liabilties	$339,471	$418,145	$468,196	$504,449	$555,703
Total Net Assets	$348,938	$352,406	$359,573	$363,095	$388,678
Total Liabilties and Net Assets	$688,409	$770,551	$827,769	$867,544	$944,381
Net Asset Value per Share	$14.76	$14.81	$14.92	$14.95	$14.84
Asset coverage ratio	318.6%	270.4%	244.7%	243.3%	225.4%
Number of shares of common stock outstanding	23,633,167	23,797,438	24,096,013	24,293,039	26,192,799

Note: Please see the BDC's November 6, 2025 Form 10-Q filing for more information regarding Assets and Liabilities.

27

Quarterly Operating Results[1]

(Dollar amounts in 000s, except share and per share data)	Quarter Ended				
	Sep, 2024	**Dec, 2024**	**Mar, 2025**	**June 2025**	**Sep, 2025**
Investment Income					
Interest income	$14,331	$17,866	$18,588	$20,878	$21,303
Dividend and fee income	$233	$349	$727	$359	$518
Total Investment Income	$14,564	$18,215	$19,315	$21,237	$21,821
Expenses					
Interest and financing expenses	$2,714	$4,994	$6,015	$7,254	$7,949
Management fee	$1,147	$1,375	$1,478	$1,585	$1,713
Incentive fee – net investment income	$1,312	$1,578	$1,514	$1,620	$1,609
Legal & Professional fees	$715	$438	$309	$350	$805
General and administrative expenses	$410	$382	$250	$590	$618
Administrative services fee	$500	$542	$450	$450	$450
Directors' fees	$80	$108	$80	$80	$80
Organizational costs	$ -	$46	$ -	$75	($6)
Income tax expense	$236	$135	$629	$41	($532)
Total Expenses	$7,114	$9,598	$10,725	$12,045	$12,686
Net Investment Income after Tax	$7,450	$8,617	$8,590	$9,192	$9,135
Net Gain (Loss) on Investments					
Net realized gain (loss) on investments	$ -	$98	$58	$24	$121
Net unrealized appreciation (depreciation) on investments	($2,847)	$172	$2,499	($111)	($3,598)
Net gain (loss) on investments	($2,847)	$270	$2,557	($87)	($3,477)
Net Increase (decrease) in Net Assets Resulting from Operations	$4,603	$8,887	$11,147	$9,105	$5,658
Per Share Data [2]					
Net Investment Income Per Share	$0.33	$0.36	$0.36	$0.38	$0.37
Earnings (loss) Per Share	$0.20	$0.39	$0.46	$0.38	$0.23
Distributions declared and paid	$7,459,833	$7,853,154	$8,392,958	$8,502,564	$8,573,177
Weighted average shares of common stock outstanding	$22,614,966	$22,531,521	$23,977,487	$24,217,260	$24,463,746

[1] Presentation of the table is provided to either expand or combine income and expense items as related to the quarterly Form 10-Q and Form 10-K filings for the respective periods ending.
[2] Per Share Data calculated based on the daily weighted average shares outstanding during the period presented.

28

Investment Activity

Quarter Ended September 30, 2025 (Dollars in 000s)

Portfolio Company	Investment Type	Issuer Deal Type	Commitment	Par Amount Funded At Close	Base Rate Spread	All-in-rate
Lafayette Square Technologies, LLC	Equity	New	$1,000	$1,000	N/A	N/A
Studio Lafayette, LLC	Equity	New	$500	$500	N/A	N/A
Truly Redlands LLC	Equity	New	$4,500	$4,500	N/A	N/A
C Speed LLC	1st lien senior secured revolver	Existing	N/A	$5,000	6.00%	12.25%
CentralBDC Enterprises, LLC,	1st lien senior secured revolver	Existing	N/A	$316	5.25%	12.30%
Core Capital Partners II-S LP	1st lien senior secured revolver	Existing	N/A	$919	7.50%	9.55%
Dance Nation Holdings LLC	1st lien senior secured revolver	Existing	N/A	$4,131	6.95%	11.80%
Direct Digital Holdings, LLC	1st lien senior secured term loan	Existing	$3,804	$3,804	10.00%	14.28%
Flatworld Intermediate Corporation	1st lien senior secured revolver	Existing	N/A	$300	5.50%	9.80%
Ickler Electric Corporation	1st lien senior secured term loan	Existing	$15,000	$15,000	6.50%	10.50%
Med Learning Group, LLC	1st lien senior secured DDTL	Existing	N/A	$3,425	5.75%	12.01%
Neighborhood Grocery Catalyst Fund LLC	Equity	Existing	N/A	$3,438	N/A	N/A
NW1LS CO-INVEST LP	Equity	Existing	N/A	$414	N/A	N/A
160 Driving Academy	1st lien senior secured term loan	Existing	$2,000	$2,000	6.75%	10.76%
Rotolo Consultants, Inc.	1st lien senior secured revolver	Existing	N/A	$3,514	5.50%	9.51%
ZRG Partners LLC	1st lien senior secured DDTL	Existing	N/A	$926	5.00%	12.25%

29

30 Important Information This presentation should be read in conjunction with the BDC's Form 10 - Q which was ﬁled with the U . S . Securities and Exchange Commission (“SEC”) on November 6 , 2025 , which summarizes certain ﬁnancial and performance information for the quarter ended September 30 , 2025 . Past performance is not indicative of future results . [ 1 ] “Working - Class Areas” refers to : i ) “Empowerment Zones”, as deﬁned in the Empowerment Zones and Enterprise Communities Act of 1993 , as amended ; ii) “Opportunity Zones”, as deﬁned in the U . S . Tax Cut and Jobs Act of 2017 , and/or areas targeted by a government entity for redevelopment or to revitalize or stabilize designated disaster areas ; and iii) low - and moderate - income (“LMI”) areas, as deﬁned under applicable Community Reinvestment Act (“CRA”) regulation as an individual income that is less than 80 % of the area median income (“AMI”) or a median family income that is less than 80 % in a census tract . AMI is deﬁned as the median family income for the metropolitan statistical area or metropolitan division, if applicable, or if the person or census tract is located outside of a metropolitan statistical area, the statewide non - metropolitan median family income . We may use the terms "LMI", "underserved" and “Working - Class" interchangeably . [ 2 ] Turnover rates are calculated by dividing the total terminations, voluntary and involuntary, for the period by the average number of employees who worked during or received pay for the same period . National turnover includes private employee data from the U . S . Bureau of Labor Statistics - Job Openings and Labor Turnover Survey for calendar year 2025 . National value used is for Q 2 2025 due to the unavailability of September 2025 turnover data from the US Bureau of Labor Statistics’ Job Openings and Labor Turnover Survey at the time of data extraction, October 30 , 2025 . [ 3 ] PYMNTS & Lending Club, October 2025 . [ 4 ] National private sector retirement beneﬁts participation data is sourced from the BLS September 2025 National Compensation Survey . “Lower wage workers” refers to those earning less than 25 % of average wages . [ 5 ] Lafayette Square analysis of the SEC’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) database of BDC portfolio companies as of June 2025 and Dun & Bradstreet data as of March 2025 . A total of 6 , 921 Portfolio Company investments in U . S . were identified by their headquartered addresses . This analysis includes 6 , 750 portfolio companies with a U . S . presence where we had enough data to determine if an address was located in a Low - Moderate - Income tract . The Federal Financial Institutions Examination Council’s (“FFIEC”) deﬁnes middle to upper income as median family incomes making greater than 80 % of the area median income . “Middle market" is deﬁned as ﬁrms with revenue between $ 10 million and $ 1 billion . [ 6 ] Lafayette Square analysis of BDC portfolio companies in the EDGAR database, as of June 30 th, 2025 . Cross investments includes all public and private BDCs ; fair value has been considered to calculate overlap in assets . [ 7 ] Portfolio Company employment metrics shown are comprised of (1) KPI quarterly reporting data from 22 of 47 active portfolio companies as of September 30 , 2025 ; and (2) data collected as of the BDC’s initial investment for the remaining portfolio companies who did not agree to provide quarterly census data . Corresponding employee metrics rely on feedback from our portfolio companies, the accuracy of which cannot be guaranteed and may be calculated differently by each Portfolio Company . The total employees for Q 2 2025 is revised to 28 , 614 , from 30 , 638 , based on revisions to 2 of the 21 reporting portfolio companies that participated in quarterly KPI reporting . [ 8 ] “Change Since Initial Investment Average” represents the average of all portfolio companies' change in turnover, medical care participation or retirement participation since the BDC's initial investment, otherwise known as deal close date, with the Portfolio Company . A negative turnover value indicates turnover has decreased since initial investment . Where data wasn't available in the same quarter as the initial investment, the next available quarter's data was used . Percentages are based on 22 of 47 active portfolio companies’ current human capital data made available to Lafayette Square . [ 9 ] Lafayette Square’s 2030 Goals (“Goal 2030 ”) to (1) increase employment opportunities (by helping businesses create and/or retain 100 , 000 Working - Class jobs, and 150 , 000 jobs overall), (2) provide signiﬁcant managerial assistance to small and middle - market companies (by incentivizing at least 50 % of our borrowers to adopt Worker Solutions®) and (3) encourage economic growth in Working - Class communities (by investing at least 50 % of our portfolio in borrowers who are either located in Working - Class communities or are substantial employers of Working - Class people . ) [ 10 ] Lafayette Square seeks to improve the retention, well - being, and productivity of employees by connecting portfolio companies with third - party service providers that deliver workplace beneﬁts and/or advisory support ("Third - Party Solution Providers") through Lafayette Square’s aﬃliated Worker Solutions® platform . Worker Solutions® inputs represent services offered by 4 of 10 Third - Party Solutions Providers adopted by Lafayette Square portfolio companies and HR policy changes implemented by portfolio companies . Please note that metrics regarding the use of the following Third - Party Service Providers have not been included : ( i ) Multiply Mortgage as services have not yet been utilized by workers ; (ii) Esusu , as services are currently offered only to an aﬃliated project of a Lafayette Square Portfolio Company and not to employees of the Portfolio Company ; (iii) medZERO , Inc . as the service launched just prior to quarter end ; (iv) Vault as the service was not utilized by employees ; (v) Manifest ; and (vi) Cantaloupe as the service has not been utilized by employees . [ 11 ] Cumulative savings through Sunny Day Fund Solutions, Inc . , a Third - Party Service Provider, across 230 workers from four portfolio companies . 944 workers across four portfolio companies currently have access to the service .

31 Important Information [ 12 ] Cumulative debt was prevented through the use of HoneyBee , a Third - Party Solution Provider, for 146 workers across two portfolio companies from a total of 1 , 899 workers with access to the service . Savings relative to high - cost lending products calculated by using the average payday loan APR (~ 400% ), average loan amount of $ 216 , and an assumed 5 - month repayment period (the average time it takes to repay payday loans) . https : //www . incharge . org/debt - relief/how - payday - loans - work/ [ 13 ] HR policy changes were implemented by five portfolio companies, resulting in 1 , 860 workers now having access to additional services resulting from those changes . [ 14 ] 51 workers have signed up for credit building services via rent reporting through Boom Pay, Inc . , a Third - Party Solution Provider, with a total of 663 workers having access to these services in one Portfolio Company . Credit building metrics from Esusu are not included, as services are currently offered only to a Portfolio Company’s affiliated project and not directly to employees of the Portfolio Company . [ 15 ] Seven workers from one Portfolio Company have participated in 52 1 : 1 ﬁnancial coaching sessions through TrustPlus , a Third - Party Solution Provider . [ 16 ] On September 26 , 2025 , the Board of Directors of the BDC declared a regular distribution to stockholders in the amount of $ 0 . 28 per share and a supplemental distribution in the amount of $ 0 . 07 per share . In the aggregate, the regular distribution and supplemental distribution represents an annualized distribution rate of approximately 9 . 4% . [ 17 ] Lafayette Square rewards portfolio companies with an interest rate stepdown when they adopt services from Third - Party Solution Providers and/or implement policy changes to existing workplace beneﬁts (deﬁned as “Qualifying Human Capital Investments”) that we believe will enhance employee well - being and improve retention . As of September 30 , 2025 , we have rewarded a combined total of $ 298 , 171 through interest rate step down savings . Lafayette Square portfolio companies having adopted Qualifying Human Capital Investments have received a total of $ 450 , 671 in cumulative savings through interest rate step downs from the BDC in addition to other sources, including the Private Fund and other non - Lafayette Square lenders .  [ 18 ] Weighed Average Yield is only one component of expected performance and is not, and should not, be viewed as a statement of the future performance of the BDC . Yield of Assets in the portfolio is not indicative of the return or distribution rate received by investors . [ 19 ] As part of the monitoring process, LS Adviser employs an internal investment rating system to categorize our investments . In addition to various risk management and monitoring tools, LS Adviser rates the credit risk of all investments on a scale of 1 to 5 no less frequently than quarterly . This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i . e . , at the time of origination or acquisition), although it may also take into account the performance of the Portfolio Company’s business, the collateral coverage of the investment and other relevant factors . These internal risk ratings do not constitute ratings of investments by a nationally recognized statistical rating organization . The rating system is as follows : Investment Rating Scale 1. Involves the least amount of risk to our initial cost basis . The borrower is performing above expectations, and the trends and risk factors for this investment since the time of origination or acquisition are generally favorable which may include the performance of the Portfolio Company or a potential exit . 2. Involves an acceptable level of risk that is similar to the risk at the time of origination or acquisition . The borrower is generally performing as expected and the risk factors are neutral to favorable . All investments or acquired investments in new portfolio companies are initially assessed a rating of 2 . 3. Involves a borrower performing below expectations and indicates that the loan’s risk has increased since origination or acquisition . The borrower could be out of compliance with debt covenants, however loan payments are generally not past due . 4. Involves a borrower performing materially below expectations and indicates that the loan’s risk has increased materially since origination or acquisition . In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due (but generally not more than 120 days past due) 5. Involves a borrower performing substantially below expectations and indicates that the loan’s risk has increased substantially since origination or acquisition . Most or all of the debt covenants are out of compliance and payments are substantially delinquent . Loans rated 5 are not anticipated to be repaid in full and we will reduce the fair market value of the loan to the amount we anticipate will be recovered .

32 Important Information [ 20 ] Portfolio Company employment metrics shown are comprised of 1 ) KPI quarterly reporting data from 22 of 47 active portfolio companies as September 30 , 2025 ; and 2 ) data collected as of the BDC’s initial investment for the remaining portfolio companies who did not agree to provide quarterly census data . Corresponding employee metrics rely on feedback from our portfolio companies, the accuracy of which cannot be guaranteed and may be calculated differently by each Portfolio Company . [ 21 ] National median income data is from the U . S . Census Bureau’s 2022 American Community Survey . This is the most recent data available as of July 2025 . Median family income is used to calculate individual LMI per CRA guidelines . The metric is included at the national level to serve as a similar, but not exact, comparison . [ 22 ] Turnover rates are calculated by dividing the total voluntary terminations, for the period by the average number of employees who worked during or received pay for the same period . National turnover includes private employee data from the U . S . Bureau of Labor Statistics - Job Openings and Labor Turnover Survey for calendar year 2025 . National value used is for Q 2 2025 due to the unavailability of September 2025 turnover data from the U . S . Bureau of Labor Statistics’ Job Openings and Labor Turnover Survey at the time of data extraction, October 30 , 2025 . Unless otherwise advised by the Portfolio Company of involuntary terminations or expiring contracts that are not renewed, we assume, for purposes of the turnover rate calculation, all terminations are voluntary . [ 23 ] Medical Care Benefits are plans that provide services or payments for services rendered in the hospital or by a qualified medical care provider . Participation is calculated from the unrounded percentage of workers who participate in the plan . 1 , 346 employees from portfolio companies who did not provide medical care benefits data to the Portfolio Company were not included in this calculation . National private sector medical care and retirement benefits participation data are sourced from the BLS March 2025 National Compensation Survey . [ 24 ] Retirement Benefit plans includes defined benefit pension plans and defined contribution retirement plans . Participation is calculated from the unrounded percentage of workers who participate in the plan . 1 , 345 employees from portfolio companies who did not provide medical care benefits data to the Portfolio Company were not included in this calculation . National private sector medical care and retirement benefits participation data are sourced from the BLS March 2025 National Compensation Survey .

Contact Us 32 Lafayette Square BDC Website https://www.lafayettesquarebdc.com Informatio n info@lafayettesquare.com